UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                       _________________________________

                                   FORM 8-K

                                Current Report
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):   October 1, 2004


                      TRANSPORTATION LOGISTICS INT'L, INC.
              ----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


    Colorado                      0-25319                84-1191355
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 (State of Incorporation)    (Commission File          (IRS Employer
                              Number)                   Identification No.)


                136 Freeway Drive East, East Orange, NJ 07018
                ---------------------------------------------
                   (Address of principal executive offices)

                                (973) 266-7020
                         -----------------------------
                         Registrant's Telephone Number


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 2.01 Completion of Acquisition of Assets

     On October 1, 2004 Transportation Logistics acquired an eighty percent (80%) ownership interest in J&J Marketing, LLC. J&J Marketing LLC is a New York limited liability company that is engaged in the business of producing and distributing non-medicated pharmaceutical personal care products under the trademark "Savage Beauty ."

     Transportation Logistics acquired the interest from Jane Schub and Michael Schub. Mr. and Mrs. Schub are the officers of J&J Marketing. They have retained the remaining 20% interest in J&J Marketing. There is no material relationship, other than in connection with the acquisition, between either of the Schubs and Transportation Logistics or any affiliate of Transportation Logistics.

     In consideration for the transfer of the equity interest, Transportation Logistics has committed to issue to the Schubs 100,000 shares of its common stock as soon as it has sufficient authorized shares. Management anticipates that the shareholders of Transportation Logistics will approve an increase in the authorized shares at the shareholders meeting scheduled for November 8, 2004.

     In connection with the acquisition, Transportation Logistics granted to the Schubs an option to purchase Transportation Logistics' interest in J&J Marketing. The Schubs may exercise the option only in the event of a Liquidity Event. A "Liquidity Event" is defined to mean a liquidation, dissolution or winding up of Transportation Logistics, a merger or acquisition involving Transportation Logistics in which it is not the surviving entity, a sale of substantially all of its assets, certain bankruptcy or insolvency proceedings, or the delisting of the common stock of Transportation Logistics by the OTC Bulletin Board. The exercise price, if the Schubs exercise the option, will be the market value of 250,000 shares of Transportation Logistics common stock or, if prices are not quoted for the common stock, $12,500. The option expires on May 15, 2005.

                                   EXHIBITS

1. Acquisition Agreement dated October 1, 2004 between Transportation Logistics Int'l, Inc. and the members of J&J Marketing LLC.

2. Option Agreement dated October 1, 2004 among Transportation Logistics Int'l, Inc., J&J Marketing LLC, and Jane and Michael Schub.

3.   Financial Statements of J&J Marketing, LLC - to be filed by amendment.

4.   Pro Forma Financial Statements - to be filed by amendment.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               TRANSPORTATION LOGISTICS INT'L, INC.


Dated: October 5, 2004         By:/s/ Michael Margolies
                               --------------------------------------
                               Michael Margolies
                               Chief Executive Officer